              Countrywide Revolving Home Equity Loan Trust 2004-I

                         Statement to Certificateholders

                                December 15 2004

        DISTRIBUTION IN DOLLARS
        ORIGINAL            PRIOR                                                                                     CURRENT
        FACE                PRINCIPAL                                                         REALIZED    DEFERRED    PRINCIPAL
CLASS   VALUE               BALANCE           PRINCIPAL       INTEREST        TOTAL           LOSSES      INTEREST    BALANCE
A       2,000,000,000.00    1,922,124,886.09  75,310,353.04   3,812,214.36    79,122,567.40      0.00      0.00    1,846,814,533.05
TOTALS  2,000,000,000.00    1,922,124,886.09  75,310,353.04   3,812,214.36    79,122,567.40      0.00      0.00    1,846,814,533.05

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                                 PASS-THROUGH RATES
                           PRIOR                                                          CURRENT                     CURRENT
                           PRINCIPAL                                                      PRINCIPAL        CLASS      PASS THRU
 CLASS        CUSIP        FACTOR           PRINCIPAL        INTEREST         TOTAL       FACTOR                      RATE
A            126673FH0      961.06244305    37.65517652     1.90610718      39.56128370   923.40726653      A         2.380000 %
TOTALS                      961.06244305    37.65517652     1.90610718      39.56128370   923.40726653

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Steven  Charles
JPMorgan Chase Bank, N.A.  - ITS - Global Debt
JPM, 227 W. Monroe , 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5023
Fax: (312) 267-5213
Email: steven.charles@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                December 15 2004

Investor Floating Allocation Percentage                                                                                  100.00 %

Investor Distribution Amount                                                                                        79,122,567.40
Note Interest                                                                                                        3,812,214.36
Note Rate                                                                                                              2.380000 %
Note Interest not payable, due to insufficient Investor Interest Collections                                                 0.00
Unpaid Investor Interest Shortfall                                                                                           0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                           0.00
Remaining Unpaid Investor Interest Shortfall                                                                                 0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                       0.00
Investor Loss Reduction Amounts paid as principal                                                                            0.00
Accelerated Principal Distribution Amount                                                                            6,399,785.92
Scheduled Principal Collections Payment Amount                                                                      68,910,567.12
Guaranteed Principal Distribution Amount                                                                                     0.00
Total Prinipal Distributed                                                                                          75,310,353.04

Unreimbursed Investor Loss Reduction Amounts                                                                                 0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed                                                                                          0.00
Basis Risk Carryforward Remaining                                                                                            0.00

Servicing Fee                                                                                                          789,861.44
Accrued and Unpaid Servicing Fees from Prior Periods                                                                         0.00

Note Principal Balance (before distributions)                                                                    1,922,124,886.09

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                December 15 2004

Note Principal Balance (after distributions)                                                                     1,846,814,533.05
Note Factor                                                                                                           0.9234073 %

Asset Balance of Mortgage Loans:                                                                                 1,826,716,039.66

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                December 15 2004

        Delinquent Mortgage Loans
                  Group Totals
                                                 Principal
                 Category           Number        Balance           Percentage
                 1 Month             181        9,702,929.90              0.53 %
                 2 Month              61        3,129,341.15              0.17 %
                 3 Month              41        1,886,951.90              0.10 %
                  Total              283       14,719,222.95              0.80 %
        * Delinquent Buckets include Bankruptcies, Foreclores and REO Properties

        Bankruptcies
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                     44         1,151,469.93             0.06 %

        Foreclosures
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                     1             11,523.23             0.00 %

        REO Properties
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                     0                 0.00             0.00 %

Optional Servicer Advances(Current Collection Period)                                                                        0.00
Optional Servicer Advances(Outstanding)                                                                                      0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                December 15 2004

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                          44
Principal Balance                                                                                                    1,773,045.47

Subordinated Transferor Collections                                                                                          0.00

Overcollateralization Step-Down Amount                                                                                       0.00
Available Transferor Subordinated Amount                                                                                     0.00
Interest Collections(non-investor)                                                                                           0.00
Transferor Principal Collections                                                                                    23,905,490.61

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                       0.00
Balance                                                                                                                      0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                December 15 2004

I. CASH RECONCILIATION
Net Interest Collections - per Servicer Report                                                                      10,436,248.18
Principal Collections - per Servicer Report                                                                         92,816,057.73
Residual Advance                                                                                                             0.00
Cash released from Additional Loan Account                                                                                   0.00
Insured Payment                                                                                                              0.00
Total Deposit to Collection Account                                                                                103,252,305.91

II. DISTRIBUTION SUMMARY
Premium to Credit Enhancer                                                                                             224,247.90
Fannie Mae Guarantee Fee                                                                                                     0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                               3,812,214.36
Unreimbursed Credit Enhancement Draw Amounts                                                                                 0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                         0.00
Basis Risk Carryforward                                                                                                      0.00
Class A Investor Certificate Principal Distributed                                                                  75,310,353.04
Transferor Interest Distributed                                                                                              0.00
Transferor Principal Distributed                                                                                    23,905,490.61
Total Distributions                                                                                                103,252,305.91

III. BALANCE RECONCILIATION
Loan Group Beginning Balance                                                                                     1,895,667,452.55
Loan Group Ending Balance                                                                                        1,826,716,039.66
Change in Balance                                                                                                   68,951,412.89
Principal Collections                                                                                               92,816,057.73
Liquidation Loss Amount                                                                                                 40,845.77
Additional Balances                                                                                                 23,905,490.61
Balance Check                                                                                                               -0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                December 15 2004

OTHER INFORMATION
Transferor Principal Balance (Beginning)                                                                           -26,457,433.54
Transferor Principal Balance (Ending)                                                                              -20,098,493.39
Investor Fixed Allocation Percentage                                                                                     100.00 %

Interest Received                                                                                                   11,226,109.62
Net Liquidation Proceeds (Allocable to Interest)                                                                             0.00
Insurance Proceeds (Allocable to Interest)                                                                                   0.00
Servicer Optional Advance (Allocable to Interest)                                                                            0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                    0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                      0.00
Residual Advance                                                                                                             0.00
Total Interest                                                                                                      11,226,109.62
Investor Interest Collections                                                                                       10,436,248.18

Begining Balance                                                                                                 1,895,667,452.55
Principal Collections                                                                                               91,518,341.20
Net Liquidation Proceeds (Alloc. to Principal)                                                                               0.00
Insurance Proceeds (Alloc. to Principal)                                                                                     0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                      0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                        0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                          1,297,716.53
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                   0.00
Investor Principal Collections                                                                                      92,816,057.73
Total Principal                                                                                                     92,816,057.73
Additional Balances                                                                                                 23,905,490.61
Ending Principal Balance                                                                                         1,826,756,885.43
Total Collections                                                                                                  103,252,305.91
Alternative Principal Payment                                                                                       68,910,567.12

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                December 15 2004

Loans Average Daily Balance                                                                                      1,892,002,310.27

Weighted Average Loan Rate                                                                                              6.93200 %
Weighted Average Net Loan Rate                                                                                          6.29200 %

Excess Interest                                                                                                              0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                December 15 2004

LOAN MODIFICATION SUMMARY
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                           27,594.30
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                        61,176.79
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                         0.00 %

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                      1,223,188.15
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                   2,210,740.80
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                       0.11 %

Loans with Credit Limit Modification - current                                                                         531,571.00
Loans with Credit Limit Modification - cumulative                                                                      846,571.00
Loans with Credit Limit Modification - % of Initial                                                                        0.04 %

Loans with Gross Margin Modification - current                                                                         853,905.41
Loans with Gross Margin Modification - cumulative                                                                    1,433,007.19
Loans with Gross Margin Modification - % of Initial                                                                        0.07 %

CREDIT ENHANCER INFORMATION
Amount due to Credit Enhancer from Prepayment Shortfall                                                                      0.00
FGIC Surety Bond in force?                                                                                                   0.00
Credit Enhancement Draw Amount                                                                                               0.00
Guaranteed Distribution                                                                                                      0.00
Credit Enhancement Premium                                                                                             224,247.90
Guaranteed Principal Payment Amount                                                                                          0.00
Spread Rate                                                                                                              3.9120 %
Excess Spread Rate                                                                                                       3.9120 %
Rolling three month Excess Spread Percentage                                                                                  n/a
Initial Subordinated Amount                                                                                       (30,000,039.30)
Can Required Transferor Subordinated Amount be Reduced?                                                                        NO
Has a Rapid Amortization Event occurred?                                                                                       NO

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                December 15 2004

Cause of Rapid Amortization Event.                                                                                             NA
Has an Event of Servicing Termination occurred?                                                                                NO
Cause of Event of Servicing Termination.                                                                                       NA

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.